UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

EXACTUS, INC.
(Exact name of the registrant as specified in its charter)

Nevada	000-55828	27-1085858
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

80 NE 4th Avenue, Suite 28, Delray Beach, FL 33483
(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (800) 881-9352

_____________________________________________________________________
(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Section 8.- OTHER EVENTS

Item 8.01 Other Events.

COVID-19 – Quarterly Report for 3 Months ended March 31, 2020

As result of the global outbreak of the COVID-19 virus, on May 14, 2020 the Company evaluated its ongoing effort to prepare and file its quarterly report on Form 10-Q for the quarter ended March 31, 2020.

Due to disruptions caused by the COVID-19 outbreak and related work and travel restrictions, certain Company officers and management as well as professional staff and consultants have been delayed in conducting the work required to prepare our financial report for the quarter ended March 31, 2020. As a result, the Company expects to be unable to compile and review certain information required in order to permit the Company to file a timely and accurate quarterly report on Form 10-Q for its quarter ended March 31, 2020 by the prescribed date without unreasonable effort or expense due to circumstances related to COVID-19.

On March 25, 2020 the Securities and Exchange Commission (the "SEC") issued an Order under Section 36 (Release No. 34-88465) of the Securities Exchange Act of 1934 ("Exchange Act") granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the "Order"). The Order provides that a registrant (as defined in Exchange Act Rule 12b-2) subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any flings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the fling of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

The Company is relying on the Order for filing of this Form 8-K and expects to file its quarterly report on Form 10-Q for the quarter ended March 31, 2020 within 45 days after May 15, 2020.

The Company has previously supplemented its risk factors to address certain risks presented by the COVID-19 outbreak as set forth in its Current Report on Form 8-K/A filed March 17, 2020, which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

EXACTUS, INC.
Date: May 15, 2020	By: /s/ Kenneth Puzder Kenneth Puzder Chief Financial Officer